As filed with the Securities and Exchange Commission on July 16, 2003

SCHEDULE 14A Rule 14a-101

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by a party other than the Registrant | |

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[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

CORPORATE HIGH YIELD FUND, INC. CORPORATE HIGH YIELD FUND III, INC. MUNIASSETS FUND, INC. P.O. Box 9011, Princeton, New Jersey 08543-9011 (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: ____________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies: ____________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

____________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction: ____________________________________________________________________________

(5)	Total fee paid: ____________________________________________________________________________

[ ]	Fee paid previously with preliminary materials: ____________________________________________________________________________

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(1) Amount previously paid: ____________________________________________________________________________

(2) Form, Schedule or Registration Statement No.: ____________________________________________________________________________

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(4) Date Filed: ____________________________________________________________________________

CORPORATE HIGH YIELD FUND, INC. CORPORATE HIGH YIELD FUND III, INC. MUNIASSETS FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

NOTICE OF 2003 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON AUGUST 25, 2003

TO THE STOCKHOLDERS OF CORPORATE HIGH YIELD FUND, INC. CORPORATE HIGH YIELD FUND III, INC. MUNIASSETS FUND, INC.:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meetings of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of Corporate High Yield Fund, Inc. (“Corporate High Yield”), Corporate High Yield Fund III, Inc. (“Corporate High Yield III”) and MuniAssets Fund, Inc. (“MuniAssets”) (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, August 25, 2003 at 10:30 a.m. for the stockholders of Corporate High Yield, 10:45 a.m. for the stockholders of Corporate High Yield III and 11:00 a.m. for the stockholders of MuniAssets, for the following purposes:

(1)	To elect a Board of Directors of each Fund to serve for the ensuing year or for the specified term, as applicable, and until their successors have been duly elected and qualified or until their earlier resignation or removal; and

(2)	To transact such other business as may properly come before the Meetings or any adjournment thereof.

The Board of Directors of each Fund has fixed the close of business on June 26, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

You are cordially invited to attend any Meeting at which you may vote shares. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By Order of the Boards of Directors

DAVID W. CLAYTON Secretary of Corporate High Yield Fund, Inc. and Corporate High Yield Fund III, Inc.

BRIAN D. STEWART Secretary of MuniAssets Fund, Inc.

Plainsboro, New Jersey Dated: July 16, 2003

COMBINED PROXY STATEMENT

CORPORATE HIGH YIELD FUND, INC. CORPORATE HIGH YIELD FUND III, INC. MUNIASSETS FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

2003 ANNUAL MEETINGS OF STOCKHOLDERS

August 25, 2003

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of Corporate High Yield Fund, Inc. (“Corporate High Yield”), Corporate High Yield Fund III, Inc. (“Corporate High Yield III”) and MuniAssets Fund, Inc. (“MuniAssets”) (each a “Fund” and, collectively, the “Funds”), to be voted at the 2003 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, August 25, 2003, at 10:30 a.m. for the stockholders of Corporate High Yield, 10:45 a.m. for the stockholders of Corporate High Yield III and 11:00 a.m. for the stockholders of MuniAssets. The approximate mailing date of this Combined Proxy Statement is July 21, 2003.

All properly executed proxies received prior to the Meetings will be voted at the applicable Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Director nominees of each Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

The Board of Directors of each Fund has fixed the close of business on June 26, 2003 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the applicable Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, Corporate High Yield had outstanding 34,058,869 shares of common stock, Corporate High Yield III had outstanding 36,893,461 shares of common stock and MuniAssets had outstanding 20,399,713 shares of common stock (collectively, “Common Stock”). To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Common Stock.

The Board of Directors of each Fund knows of no business other than the election of Directors that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

At the Meetings of Corporate High Yield and Corporate High Yield III (information for MuniAssets is provided in the following paragraph), the Directors will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. The Director nominees are James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud.

The Board of Directors of MuniAssets, pursuant to the Fund’s By-Laws, is divided into three classes designated Class I, Class II and Class III, with each class having a term of three years. The Class I Directors serving until 2004 are Messrs. Bodurtha, Grills and Salomon, and the Class II Directors serving until 2005 are Messrs. Glenn, London and Perold. The Class III Director nominees for MuniAssets are Roberta Cooper Ramo and Stephen B. Swensrud to be elected to serve until 2006. The Director nominees will be elected to serve until the expiration of the term of each nominee’s designated class and until their successors are elected and qualified or until their earlier resignation or removal.

It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

For Corporate High Yield and Corporate High Yield III:

All properly executed proxies will be voted “FOR” the eight (8) Director nominees listed above.

For MuniAssets:

All properly executed proxies will be voted “FOR” the two (2) Class III Director nominees, Roberta Cooper Ramo and Stephen B. Swensrud, to serve until the 2006 Annual Meeting of Stockholders.

The Board of Directors of each Fund knows of no reason why the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

2

Certain biographical and other information relating to the nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Funds is set forth below:

Name, Address(1) and Age of Nominee	Position(s) Held with Each Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds(5) and Portfolios Overseen	Public Directorships
Terry K. Glenn (62)(2)	President(3) and Director(4) of each Fund since 1999

President and Chairman of the MLIM/FAM-advised funds since 1999; Chairman of MLIM (Americas Region) from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2000; President of FAM Distributors, Inc. (“FAMD” or the “Distributor” ) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

			115 registered investment companies consisting of 160 portfolios	None

(1)	The address of Mr. Glenn is P.O. Box 9011, Princeton, NJ 08543-9011.
(2)	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. and/or his ownership of securities issued by Merrill Lynch & Co., Inc. (“ML & Co.”).
(3)	Elected and serves at the pleasure of the Board of Directors of the Funds.
(4)	As a Director, Mr. Glenn serves until his successor is elected and qualified, or until his death, resignation or removal as provided in the applicable Fund’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72.
(5)	The complex of funds advised by FAM and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”) (“MLIM/FAM-Advised Funds”).

Certain biographical and other information relating to the nominees who are not “interested persons,” as defined in the Investment Company Act, of the Funds is set forth below:

Name, Address* and Age of Nominee**	Position(s) Held with Each Fund and Length of Time Served†			Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
	Corporate High Yield	Corporate High Yield III	MuniAssets
James H. Bodurtha (59)	Director since 2002	Director since 2002	Director since 2002

Director and Executive Vice President, The China Business Group, Inc. since 1996; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.

					40 registered investment companies consisting of 59 portfolios	None

(footnotes on page 6)

3

Name, Address* and Age of Nominee**	Position(s) Held with Each Fund and Length of Time Served†			Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
	Corporate High Yield	Corporate High Yield III	MuniAssets
Joe Grills (68)	Director since 1994	Director since 1998	Director since 1994

Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof since 2002; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

					40 registered investment companies consisting of 59 portfolios	Kimco Realty Corporation

Herbert I. London (64)	Director since 2002	Director since 2002	Director since 2002

John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.

					40 registered investment companies consisting of 59 portfolios	None

(footnotes on page 6)

4

Name, Address* and Age of Nominee**	Position(s) Held with Each Fund and Length of Time Served†			Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
	Corporate High Yield	Corporate High Yield III	MuniAssets
André F. Perold (51)	Director since 2002	Director since 2002	Director since 2002

Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback, Inc. since 2000; Director, Sanlam Limited since 2001; Trustee, Commonfund from 1989 to 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999; Director and Chairman of the Board of UNX, Inc. since 2003.

					40 registered investment companies consisting of 59 portfolios	None

Roberta Cooper Ramo (60)	Director since 2002	Director since 2002	Director since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976.

					40 registered investment companies consisting of 59 portfolios	None

Robert S. Salomon, Jr. (66)	Director since 1996	Director since 1998	Director since 1996

Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management from 1992 to 1995; Chairman of Salomon Brothers equity mutual funds from 1992 to 1995; regular columnist with Forbes magazine from 1992 to 2001; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.

					40 registered investment companies consisting of 59 portfolios	None

(footnotes on page 6)

5

Name, Address* and Age of Nominee**	Position(s) Held with Each Fund and Length of Time Served†			Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
	Corporate High Yield	Corporate High Yield III	MuniAssets
Stephen B. Swensrud (70)	Director since 1993	Director since 1998	Director since 1993

Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.

					41 registered investment companies consisting of 60 portfolios	None

*	The address of each non-interested Director is P.O. Box 9095, Princeton, NJ 08543-9095.
**	Each of the Director nominees is a member of the Audit Committee of each Fund.
†	Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Funds’ respective by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.

Audit Committee Report

The Board of Directors of each Fund has a standing Audit Committee (each, a “Committee”), which consists of the Directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange (the “non-interested Directors”). Currently, Ms. Ramo and Messrs. Bodurtha, Grills, London, Perold, Salomon and Swensrud are non-interested Directors with respect to each Fund and members of each Committee. The principal responsibilities of each Committee are the appointment, compensation and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants.

Each Fund has adopted a written Charter for the Committee, which is attached as Exhibit A to this Combined Proxy Statement. Each Fund’s Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent accountants for each Fund, and (b) discussed with D&T certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Committee has considered whether the provision of non-audit services by the Fund’s independent accountants is compatible with maintaining the independence of those accountants.

The Committees also review and discuss the audit of each Fund’s financial statements with Fund management and the independent accountants. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in each Fund’s Annual Report, the Committee would have been notified by Fund management or the independent accountants. The Committees received no such notifications for any of the Funds. Following each Committee’s review and discussion regarding the audit of the Fund’s financial statements with management and the independent accountants, each Committee recommended to the Board of Directors that the Fund’s audited financial statements for the fiscal year ended May 31, 2003 be included in such Fund’s Annual Report to Stockholders.

6

In addition to the above, each Fund’s Committee also reviews and nominates candidates to serve as non-interested Directors. The Committees generally will not consider nominees recommended by stockholders of a Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties.

Committee and Board of Directors Meetings

During each Fund’s fiscal year ended May 31, 2003, each Board of Directors held 8 meetings and each Committee held 4 meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the fiscal year and, if a member, the total number of meetings of the Committee held during such period.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”). Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, except that (i) FAM inadvertently made late Form 4 filings with respect to each of the Funds; (ii) William Bentley, Lawrence Haber, Jerry Miller, Frank Salerno, and Charles Winters, officers of the Funds’ investment advisor or its affiliate, inadvertently made late Form 3 filings; and (iii) James H. Bodurtha inadvertently made a late Form 5 filing with respect to Corporate High Yield.

Interested Persons

Each Fund considers Mr. Glenn to be an “interested person” of that Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his former positions with FAM and its affiliates and/or due to his ownership of securities issued by ML & Co. Mr. Glenn is the President of each Fund.

7

Compensation of Directors

FAM, the investment adviser of each Fund, pays all compensation to all officers and Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Each non-interested Director receives an annual retainer of $132,000 for his or her services to MLIM/FAM-Advised Funds, including the Funds. The portion of the annual retainer allocated to each MLIM/FAM-Advised Fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $100,000 for all MLIM/FAM-Advised Funds for which that Director serves and are allocated equally among those funds. The Co-Chairmen of the Audit Committee, each receives an additional annual retainer in the amount of $20,000, which is paid quarterly and allocated to each MLIM/FAM-Advised Fund for which they provide services based on the relative net assets of each such fund. Information with respect to fees and expenses paid to the non-interested Directors for each Fund’s most recently completed fiscal year is set forth in the following table:

	Board			Audit Committee
Fund	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	# Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
Corporate High Yield	8	$1,608	$215.52	4	$1,608	$215.52	$46,223
Corporate High Yield III	8	$2,082	$215.52	4	$2,082	$215.52	$54,683
MuniAssets	8	$1,457	$215.52	4	$1,457	$215.52	$36,676

*	Includes meetings held via teleconferencing equipment.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

8

The following tables set forth for the fiscal year ended May 31, 2003 compensation paid by each Fund to its non-interested Directors and, for the calendar year ended December 31, 2002, the aggregate compensation paid by MLIM/FAM-Advised Funds to each non-interested Director.

Corporate High Yield:

Name of Director	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds
James H. Bodurtha*	Director	$2,797	None	None	$276,150
Joe Grills*	Director	$5,658	None	None	$266,097
Herbert I. London	Director	$2,797	None	None	$276,150
André F. Perold	Director	$2,797	None	None	$276,150
Roberta Cooper Ramo	Director	$2,797	None	None	$276,150
Robert S. Salomon, Jr.	Director	$5,658	None	None	$255,647
Stephen B. Swensrud	Director	$5,658	None	None	$315,564
Melvin R. Seiden**	Director	$5,108	None	None	$255,647

*	Co-Chairman of the Fund’s Audit Committee.
**	Retired effective 1/1/03.

Corporate High Yield III:

Name of Director	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds
James H. Bodurtha*	Director	$4,345	None	None	$276,150
Joe Grills*	Director	$6,805	None	None	$266,097
Herbert I. London	Director	$4,345	None	None	$276,150
André F. Perold	Director	$4,345	None	None	$276,150
Roberta Cooper Ramo	Director	$4,345	None	None	$276,150
Robert S. Salomon, Jr.	Director	$6,805	None	None	$255,647
Stephen B. Swensrud	Director	$6,805	None	None	$315,564
Melvin R. Seiden**	Director	$6,285	None	None	$255,647

*	Co-Chairman of the Fund’s Audit Committee.
**	Retired effective 1/1/03.

MuniAssets:

Name of Director	Position with Fund	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Fund and Other MLIM/FAM- Advised Funds
James H. Bodurtha*	Director	$3,315	None	None	$276,150
Joe Grills*	Director	$4,955	None	None	$266,097
Herbert I. London	Director	$3,315	None	None	$276,150
André F. Perold	Director	$3,315	None	None	$276,150
Roberta Cooper Ramo	Director	$3,315	None	None	$276,150
Robert S. Salomon, Jr.	Director	$4,955	None	None	$255,647
Stephen B. Swensrud	Director	$4,955	None	None	$315,564
Melvin R. Seiden**	Director	$4,190	None	None	$255,647

*	Co-Chairman of the Fund’s Audit Committee.
**	Retired effective 1/1/03.

9

Officers of the Funds

Each Fund’s Board of Directors has elected several officers. The following sets forth information concerning each of these officers:

Position(s) Held and Length of Time Served**
Name, Address* and Age of Nominee**	Corporate High Yield	Corporate High Yield III	MuniAssets	Principal Occupation(s) During Past Five Years
Terry K. Glenn (62)	President since 1999†	President since 1999†	President since 1999†

President and Chairman of the MLIM/FAM-advised funds since 1999; Chairman of MLIM (Americas Region) from 2000 to 2002; Executive Vice President of MLIM and FAM from 1983 to 2000; President of FAMD from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.

Kenneth A. Jacob (52)	N/A	N/A	Senior Vice President since 1993	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.

Elizabeth M. Phillips (53)	Vice President since 1993	Vice President since 1998	N/A	Director of MLIM since 2000; Vice President of MLIM from 1990 to 2000.

Donald C. Burke (42)	Vice President since 1993 and Treasurer since 1999	Vice President since 1998 and Treasurer since 1999	Vice President since 1993 and Treasurer since 1999

First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.

Theodore R. Jaeckel, Jr. (43)	N/A	N/A	Vice President since 1997	Director (Tax-Exempt Fund Management) of FAM and MLIM since 1997 and Vice President thereof from 1991 to 1997.

John M. Loffredo (39)	N/A	N/A	Senior Vice President since 2003	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.

B. Daniel Evans (49)	Vice President since 2002	Vice President since 2002	N/A	Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000.

Brian D. Stewart (34)	N/A	N/A	Secretary since 2002	Vice President of MLIM since 2002; Attorney associated with Reed Smith LLP from 2001 to 2002; Attorney associated with Saul Ewing llp from 1999 to 2001.

David W. Clayton (36)	Secretary since 2002	Secretary since 2002	N/A	Vice President of MLIM since 2000; attorney in private practice from 1995 to 2000.

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

10

Stock Ownership

Information relating to the stock ownership of each nominee and each Director of the Funds and in all registered MLIM/FAM-Advised Funds overseen by such nominee or Director is set forth below:

Aggregate Dollar Range of Securities in All MLIM/FAM- Advised Funds Overseen by Each Director or Nominee in the Merrill Lynch Family of Funds
Aggregate Dollar Range of Equity in the Funds
	Corporate High Yield	Corporate High Yield III	MuniAssets
Interested Director:
Terry K. Glenn	None	None	Over $100,000	Over $100,000
Non-Interested Directors and Nominees:
James H. Bodurtha	$1 - $10,000	None	None	$50,001 - $100,000
Joe Grills	None	None	None	Over $100,000
Herbert I. London	None	None	None	Over $100,000
André F. Perold	None	None	None	None
Roberta Cooper Ramo	None	None	None	$50,001 - $100,000
Robert S. Salomon, Jr.	None	None	None	None
Stephen B. Swensrud	None	None	None	None

As of the Record Date, no non-interested Director or nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of any Fund’s outstanding shares. At such date, Mr. Glenn, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

The Board of Directors of each Fund recommends that the stockholders vote OFORO each of the nominees for Director.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Vote Required

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets.

In order to obtain the necessary quorum at each Meeting (i.e., a majority of the Fund’s Common Stock entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus out-of-pocket expenses estimated to be $500 for each Fund.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the nominees. In the case of Corporate High Yield and Corporate High Yield III, approval with respect to the election of Directors (Item 1) will require the affirmative vote of a plurality of the votes cast by each Fund’s stockholders, in person or by proxy, at a meeting at which a quorum is present and

11

duly constituted. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. In the case of MuniAssets, assuming a quorum is present at the Meeting, the election of Directors will require the affirmative vote of a majority of the total votes cast by the stockholders represented at the Meeting and entitled to vote.

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on Item 1 (“broker non-votes”) will be counted as present for the purposes of determining a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions are received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for any Fund.

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the meeting or any adjournments thereof, the proxy holders will vote the Common Stock represented by properly executed proxies according to their judgment on those matters.

Independent Accountants’ Fees

The following table sets forth the aggregate fees paid to D&T for each Fund’s fiscal year ended May 31, 2003 for professional services rendered for: (i) the audit of the Funds’ annual financial statements included in each Fund’s report to stockholders; (ii) all other audit related services provided to each Fund; and (iii) all non-audit services provided to each Fund, FAM, and entities controlling, controlled by or under common control with FAM that provide services to the Fund. For each Fund’s fiscal year ended May 31, 2003, the independent accountants did not render any professional services for financial information systems and design and implementation services to the Funds, FAM or entities controlling, controlled by or under common control with FAM that provide services to the Funds. The Committee of each Fund has determined that the provision of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent accountants. Representatives of D&T are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

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Fund	Audit Fees Charged to the Fund	Other Audit Related Fees Charged to the Fund	Other Fees
Corporate High Yield	$35,000	$41,650	$6,412,000
Corporate High Yield III	$35,000	$19,800	$6,412,000
MuniAssets	$25,000	$ 4,800	$6,412,000

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

If a stockholder of any Fund intends to present a proposal at the 2004 Annual Meeting of Stockholders of such Fund, each of which is anticipated to be held in August 2004, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the appropriate Fund by March 19, 2004. The persons named as proxies in the proxy materials for the 2004 Annual Meetings of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by June 7, 2004. Written proposals and notices should be sent to the Secretary of the respective Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

By Order of the Boards of Directors

DAVID W. CLAYTON Secretary of Corporate High Yield Fund, Inc. and Corporate High Yield Fund III, Inc.

BRIAN D. STEWART Secretary of MuniAssets Fund, Inc.

Dated: July 16, 2003

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EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS/TRUSTEES FOR EXCHANGE LISTED FUNDS

Although the audit committee of an investment company also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto has adopted the following audit committee charter:

I. Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b)	each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c)	each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d)	each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e)	at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II. Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors/Trustees, is directly responsible for the appointment, compensation, and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors/Trustees with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants report directly to the Audit Committee.

III. Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:
(a)	upon submission of an application form by the Fund’s independent accountants to the Public Company Accounting Oversight Board, to request: (i) a copy of such application form; (ii) any material amendments to such application form; and (iii) the written findings of the Public Company Accounting Oversight Board in connection with that Board’s inspection of the Fund’s independent accountants;
(b)	to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*;
(c)	to preapprove all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants in accordance with the 1934 Act; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**;
(d)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;
(e)	to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;
(f)	to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;
(g)	to review and discuss the Fund’s audited financial statements with Fund management;

*	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.
**	The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

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(h)	to discuss with the independent accountants those matters required by Statement of Accounting Standards Nos. 61 and 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;
(i)	to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;
(j)	to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;
(k)	to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;
(l)	to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;
(m)	to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;
(n)	to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;
(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;
(p)	to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

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(q)	to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;
(r)	to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees; and
(s)	to perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as applicable, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

IV. Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors/Trustees, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.

Dated: June 6, 2000 Revised: April 11, 2001 Further Revised: October 29, 2002

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APPENDIX A

CORPORATE HIGH YIELD FUND, INC.

CORPORATE HIGH YIELD FUND III, INC.

MUNIASSETS FUND, INC.

CORPORATE HIGH YIELD FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and David W. Clayton as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Corporate High Yield Fund, Inc. (the “Fund”) held of record by the undersigned on June 26, 2003 at the annual meeting of stockholders of the Fund to be held on August 25, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2003

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

CORPORATE HIGH YIELD FUND III, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and David W. Clayton as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of Corporate High Yield Fund III, Inc. (the “Fund”) held of record by the undersigned on June 26, 2003 at the annual meeting of stockholders of the Fund to be held on August 25, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.) James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud.

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2003

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

MUNIASSETS FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Brian D. Stewart as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniAssets Fund, Inc. (the “Fund”) held of record by the undersigned on June 26, 2003 at the annual meeting of stockholders of the Fund to be held on August 25, 2003 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes • or |X| in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) |_|	WITHHOLD AUTHORITY to vote for all nominees listed below |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Class III Nominees to serve until the 2006 Annual Meeting of Stockholders: Roberta Cooper Ramo and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________________________________, 2003

X__________________________________________________________
Signature

X __________________________________________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.